                                                                    Exhibit 10.2











                                  PEMSTAR INC.
                               DISCLOSURE SCHEDULE

                                   May 3, 2002







*Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Securities Purchase Agreement.

                                  Schedule 3(a)

                                 --------------

                                  SUBSIDIARIES

                                 --------------


The Company has the following Subsidiaries:

               Subsidiary                        Country of Incorporation
               ----------                        ------------------------

       Turtle Mountain Corporation                    United States

       Pemstar Luxembourg S.a.r.l.                      Luxembourg

        Pemstar Singapore Pte Ltd                       Singapore

            Pemstar FSC, Inc.                            Barbados

    Pemstar Netherlands Holding B.V.                 The Netherlands

               Pemstar BV                            The Netherlands

        Pemstar Thailand Limited                         Thailand

    Pemstar (Tianjin) Enterprise Ltd.                     China

       Pemstar de Mexico, SA de CV                        Mexico

          Pemstar Ireland Ltd.                           Ireland

          Pemstar Brasil Ltda.                            Brazil

           Pemstar Israel Ltd.                            Israel

    Pemstar Pacific Consultants Inc.                  United States

           Pemstar Japan K.K.                             Japan

                                  Schedule 3(e)

                                 --------------

                                    CONSENTS

                                 --------------


The Company is a party to the Amended and Restated Loan and Security Agreement with U.S. Bank National Association dated as of June 28, 2001, as amended by a First Amendment dated as of December 20, 2001, a Second Amendment dated as of March 25, 2002 and a Third Amendment dated as of May 3, 2002. Such agreement is also subject to a waiver letter from U.S. Bank National Association dated February 13, 2002 (collectively with all such amendments and waivers, the "U.S. Bank Loan and Security Agreement"). Pursuant to the U.S. Bank Loan and Security Agreement, the Company is not permitted to incur additional indebtedness without the express written consent of the lender.

The Company is a party to the Amended and Restated Revolving Credit Agreement with IBM Credit Corporation, Turtle Mountain Corporation and Pemstar Pacific Consultants Inc. dated June 29, 2001, as amended by an Acknowledgment, Waiver and Amendment dated as of February 14, 2002, an Acknowledgment, Waiver #2 and Amendment dated as of March 29, 2002 and an Amendment No. 3 to Amended and Restated Revolving Credit Agreement dated as of May 3, 2002. Such agreement is also subject to five consent letters from IBM Credit Corporation dated April 12, 2002, April 19, 2002, April 30, 2002 and May 3, 2002 (two letters) (collectively with all such amendments, waivers and consent letters, the "IBM Revolving Credit Agreement"). Pursuant to the IBM Revolving Credit Agreement, the Company is not permitted to incur additional indebtedness without the express written consent of the lender.

                                  Schedule 3(k)

                                 --------------

                                  SEC DOCUMENTS

                                 --------------


The following is a list of the Company's filings under the Securities and Exchange Act of 1934 since August 7, 2000.

         1.       Quarterly Report on Form 10-Q for the quarter ended June 30,
                  2000.

         2. Quarterly Report on Form 10-Q for the quarter ended September 30, 2000.

         3.       Current Report on Form 8-K dated January 24, 2001.

         4.       Quarterly Report on Form 10-Q for the quarter ended December
                  31, 2000.

         5.       Proxy Statement dated June 25, 2001.

         6.       Annual Report on Form 10-K for the fiscal year ended March 31,
                  2001.

         7.       Quarterly Report on Form 10-Q for the quarter ended June 30,
                  2001.

         8. Quarterly Report on Form 10-Q for the quarter ended September 30, 2001.

         9.       Quarterly Report on Form 10-Q for the quarter ended December
                  31, 2001.

                                  Schedule 3(l)

                                 --------------

                           ABSENCE OF CERTAIN CHANGES

                                 --------------


The representation and warranty contained in Section 3(l) of the Securities Purchase Agreement is subject to the disclosures contained in the Company's press release on May 3, 2002, updating guidance concerning fiscal fourth quarter results, a copy of which is attached hereto.

                                  Schedule 3(q)

                                 --------------

                                 CAPITALIZATION

                                 --------------


The Company is a party to the Rights Agreement with Wells Fargo Bank Minnesota, N.A. dated August 11, 2000. In accordance with the terms of this agreement and pursuant to the Company's articles of incorporation, the Company has reserved and kept available out of its authorized and unissued shares of Series A Junior Participating Preferred Stock the number of shares which would be sufficient to permit the exercise in full of all outstanding Rights (as such terms are defined therein).

As of May 1, 2002, there were 3,522,636 outstanding options to purchase shares of the Company's Common Stock.

                                  Schedule 3(r)

                                 --------------

                                  INDEBTEDNESS

                                 --------------


The Company is a party to the following Credit Agreements, all of which are secured:

1. U.S. Bank Loan and Security Agreement. Balance as of March 31, 2002, $211,509.00. In addition, this Loan and Security Agreement supports Letters of Credit totaling $8,907,717.00.

2.       IBM Revolving Credit Agreement. Balance as of March 31, 2002,
         $61,735,330.00.

3. Letter of Credit and Reimbursement Agreement, dated as of May 1, 1997 as amended by a First Amendment dated November 20, 1997, a Second Amendment dated as of March 24, 1998, a Third Amendment dated as of June 1, 1998, a Fourth Amendment dated as of June 4, 1999, a Fifth Amendment (erroneously labeled First Amendment) dated June 28, 2001, and a Sixth Amendment dated as of March 31, 2002, between U.S. Bank National Association and the Company. Balance as of March 31, 2002, $2,585,000.00.

4. Letter of Credit and Reimbursement Agreement, dated as of June 1, 1998 as amended by a First Amendment dated as of June 4, 1999, a Second Amendment (erroneously labeled First Amendment) dated June 28, 2001, and a Third Amendment dated as of March 31, 2002, by and between the U.S. Bank National Association and the Company. Balance as of March 31, 2002, $1,860,000.00.

5. Development Assistance and Loan Agreement with the City of Rochester dated as of February 24, 1994, as amended by First Amendment to DAL Agreement dated November 17, 1995, and the note described therein, all as amended by the Redevelopment Assistance Agreement dated June 1, 1998. Balance as of March 31, 2002, $669,118.00.

6. Agreement for Loan of Economic Recovery Funds with the City of Rochester dated as of May 4, 1994, and Agreement for Loan of Economic Recovery Funds with the City of Rochester dated as of February 15, 1995, and the notes described therein, all as amended by the Redevelopment Assistance Agreement dated June 1, 1998. Balance as of March 31, 2002, $200,000.00.

7. Promissory Note dated October 4, 2000, between the General Electric Capital Corporation and the Company. Balance as of March 31, 2002, $1,579,462.00.

8. Secured equipment loan agreement between U.S. Bank National Association and the Company dated October 1, 2001. Balance as of March 31, 2002, $1,884,362.00.

9. Secured equipment loan agreement between U.S. Bank National Association and the Company dated November 19, 2001. Balance as of March 31, 2002, $1,045,609.00.

10. Secured equipment loan agreement between U.S. Bank National Association and the Company dated November 29, 2001. Balance as of March 31, 2002, $1,340,696.00.

11. Secured Industrial revenue bonds payable between City of Rochester and the Company dated March 31, 1998 and March 31, 1999. Balance as of March 31, 2002, $4,445,000.00.

12. Secured Bonds payable between City of Rochester and the Company dated March 3, 1997. Balance as of March 31, 2002, $668,766.00.

13. Secured Notes payable between Minnesota Department of Trade and Economic Development and the Company dated July 1, 1995 and June 1, 1996. Balance as of March 31, 2002, $200,000.00.

The Company's subsidiaries are subject to the following Secured Agreements:

1. Secured equipment loan agreement between Industrial and Commercial Bank of China and Pemstar (Tianjin) Enterprise Ltd. dated July 28, 2000. Balance as of March 31, 2002, $1,812,054.00.

2. Revolving credit agreement between Industrial and Commercial Bank of China and Pemstar (Tianjin) Enterprise Ltd. dated January 10, 2002. Balance as of March 31, 2002, $1,309,273.00.

3. Secured equipment loan between Bank of China and Pemstar (Tianjin) Enterprise Ltd. dated January 16, 2002. Balance as of March 31, 2002, $1,449,643.00.

4. Revolving credit agreement between ING Bank District Oost Nederland and Pemstar BV, dated May 26, 1999. Balance as of March 31, 2002, $524,492.00.

5. Banking Facility Agreement between Pemstar (Thailand) Ltd. and HSBC dated November 10, 2000. Balance as of March 31, 2002, $6,894,174.00.

6. Secured Community Development Block Grant loan dated November 1, 1996 between City of Dunseith, North Dakota and Turtle Mountain Corporation. Balance as of March 31, 2002, $239,218.00.

7. Loan Agreement with ABN San Paulo for a working capital line with Pemstar Brazil in the amount of $150,000. Balance as of March 31, 2002, $0.00.

The Company and its subsidiaries are subject to the following capital leases:

1. Master capital lease with IBM Credit, 14 of these leases dated between October 23, 1998 and November 20, 2001. Balance as of March 31, 2002, $4,149,413.00.

2. Master capital lease with Jules and Associates, dated September 28, 2001. Balance as of March 31, 2002, $759,701.00.

3. Master capital lease with Bank of America, dated October 19, 1999 and amended on June 16, 2000, October 31, 2000 and April 24, 2002. Balance as of March 31, 2002, $7,931,628.00.

4. Master capital lease with PhoenixCor. Balance as of March 31, 2002, $925,517.00.

5. Master capital lease with Zions Credit. Balance as of March 31, 2002, $88,425.00.

6. Master capital lease with Information Leasing Corp., dated November 2, 2000. Balance as of March 31, 2002, $6,055.00.

7. Master capital lease with Citicapital, various leases dated February 23, 1996 and October 2, 2001. Balance as of March 31, 2002, $94,426.00.

                                  Schedule 3(s)

                                 --------------

                                   LITIGATION

                                 --------------


See the discussion on The Lemelson Medical Education & Research Foundation litigation on Schedule 3(w).

                                  Schedule 3(u)

                                 --------------

                               EMPLOYEE RELATIONS

                                 --------------


A subsidiary of the Company located in Almelo, the Netherlands, has employees who are represented by three trade unions: FNV Bondgenoten, CNV and de Unie. The employees can choose to join these three trade unions or any other union. The three trade unions and the employer union, FME CWM, negotiate a Collective Labor Agreement. This agreement becomes binding on the sector by a governmental decree of the Minister of Social Affairs. As of February 28, 2002, the subsidiary had approximately 86 unionized employees.

                                  Schedule 3(v)

                                 --------------

                                      TITLE

                                 --------------


A. Mortgages: First and Second Mortgage in favor of U.S. Bank National Association and Third Mortgage in favor of City of Rochester, Minnesota covering real estate at 3535 Technology Drive, Rochester, MN 55901.

B. Summary of UCC Financing Statements evidencing security interests and capital leases filed as follows:

            UCC Financing Statements of record against: Pemstar, Inc.

[_]  California Secretary of State, UCC Lien Search as of March 21, 2002
     -------------------------------------------------------------------

Secured Party:    Sumitomo Bank of California
File Number:      9712160207
Filing Date:      4/28/97; expires 4/29/02
Collateral:       Lease of specific equipment:  telephone, compressor, satellite system, cubicle and workstations equipment
Amended on:       2/9/00 to change Debtor's name from Bell Microproducts, Inc.
                  to Pemstar Inc.

Secured Party:    Sumitomo Bank of California
File Number:      9714860795
Filing Date:      5/22/97; expires 5/22/02
Collateral:       Lease of specific equipment:  Comte[ Systems Technology
                  equipment, collateral is located at Quadrus Manufacturing, San
                  Jose, CA
Amended on:       2/9/00 to change Debtor's name from Bell Microproducts, Inc.
                  to Pemstar Inc.

Secured Party:    Sumitomo Bank of California
File Number:      9721260734
Filing Date:      7/28/97; expires 7/29/02
Collateral:       Lease of specific equipment:  Wire Cage with partition, slide gates and dutch doors collateral is located at Quadrus
                  Manufacturing, San Jose, CA
Amended on:       2/9/00 to change Debtor's name from Bell Microproducts, Inc.
                  to Pemstar Inc.

Secured Party:    Sumitomo Bank of California
File Number:      9815360050
Filing Date:      6/1/98; expires 6/2/03
Collateral:       Lease of specific Hewlett Packard equipment, collateral is located at Quadrus Manufacturing, San Jose, CA
Amended on:       2/9/00 to change Debtor's name from Bell Microproducts, Inc.
                  to Pemstar Inc.

Secured Party:    Sumitomo Bank of California
File Number:      9816860126
Filing Date:      6/15/98; expires 6/16/03
Collateral:       Lease of specific equipment from various vendors, collateral is located at Quadrus Manufacturing, San Jose, CA
Amended on:       2/9/00 to change Debtor's name from Bell Microproducts, Inc.
                  to Pemstar Inc.

Secured Party:    Phoenixcor, Inc.
File Number:      9919660775
Filing Date:      7/9/99; expires 7/9/04
Collateral:       Specific equipment from various vendors (39 pages of invoices)
                  which is described in the Consent and Assignment and Assumption Agreement dated May, 1999 between Secured Party,
                  Debtor and Bell Microproducts, Inc. (the "Assignor")

Secured Party:    U.S. Bank National Association, as Administrative Bank
File Number:      9922560469
Filing Date:      8/9/99; expires 8/9/04
Collateral:       Blanket, including "Controlled Property"

Secured Party:    BA Leasing & Capital Corporation
File Number:      9927060478
Filing Date:      9/21/99; expires 9/21/04
Collateral:       Lease of specific equipment under that Lease Intended as
                  Security number 06324 00600-001 dated August 12, 1999 between debtor, as lessee and secured party, as lessor, and any and all Schedules entered into thereunder

Secured Party:    Norwest Financial Leasing, Inc.
File Number:      9927060602
Filing Date:      9/20/99; expires 9/20/04
Collateral:       Specific equipment:  10 Savin copiers

Secured Party:    Comdisco, Inc.
File Number:      9928860351
Filing Date:      10/12/99; expires 10/12/04
Collateral:       Lease of specific Panasonic equipment

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      0001060364
Filing Date:      1/5/00; expires 1/5/05
Collateral:       Lease of specific equipment under that Lease Intended as
                  Security number 06325-00600 dated August 12, 1999 between debtor, as lessee and secured party, as lessor, and any and all Schedules entered into thereunder

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      0001060391
Filing Date:      1/5/00; expires 1/5/05
Collateral:       Lease of specific equipment under that Lease Intended as
                  Security number 06325-00600 dated August 12, 1999 between debtor, as lessee and secured party, as lessor, and any and all Schedules entered into thereunder

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      0010260636
Filing Date:      4/6/00; expires 4/6/05
Collateral:       Lease of specific equipment under that Lease Intended as
                  Security number 06325-00600 dated August 12, 1999 between debtor, as lessee and secured party, as lessor, and any and all Schedules entered into thereunder

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      0010260641
Filing Date:      4/6/00; expires 4/6/05
Collateral:       Lease of specific equipment under that Lease Intended as
                  Security number 06325-00600 dated August 12, 1999 between debtor, as lessee and secured party, as lessor, and any and all Schedules entered into thereunder

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      0010260652
Filing Date:      4/6/00; expires 4/6/05
Collateral:       Lease of specific equipment under that Lease Intended as
                  Security number 06325-00600 dated August 12, 1999 between debtor, as lessee and secured party, as lessor, and any and all Schedules entered into thereunder

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      0013160075
Filing Date:      5/5/00; expires 5/5/05
Collateral:       Lease of specific equipment under that Lease Intended as
                  Security number 06325-00600 dated August 12, 1999 between debtor, as lessee and secured party, as lessor, and any and all Schedules entered into thereunder

Secured Party:    Norwest Financial Leasing, Inc.
File Number:      0013660745
Filing Date:      5/10/00; expires 5/10/05
Collateral:       1 Savin printer

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      0013761155
Filing Date:      5/15/00; expires 5/16/05
Collateral:       Lease of specific equipment under that Lease Intended as
                  Security number 06325-00600 dated August 12, 1999 between debtor, as lessee and secured party, as lessor, and any and all Schedules entered into thereunder

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      0018760398
Filing Date:      6/30/00; expires 6/30/05
Collateral:       Lease of specific equipment under that Lease Intended as
                  Security number 06325-00600 dated August 12, 1999 between debtor, as lessee and secured party, as lessor, and any and all Schedules entered into thereunder

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      0020760084
Filing Date:      7/21/00; expires 7/21/05
Collateral:       Lease of specific equipment under that Lease Intended as
                  Security number 06325-00600 dated August 12, 1999 between debtor, as lessee and secured party, as lessor, and any and all Schedules entered into thereunder

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      0022860121
Filing Date:      8/10/00; expires 8/10/05
Collateral:       Lease of specific equipment under that Lease Intended as
                  Security number 06325-00600 dated August 12, 1999 between debtor, as lessee and secured party, as lessor, and any and all Schedules entered into thereunder

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      0022860180
Filing Date:      8/10/00; expires 8/10/05
Collateral:       Lease of specific equipment under that Lease Intended as
                  Security number 06325-00600 dated August 12, 1999 between debtor, as lessee and secured party, as lessor, and any and all Schedules entered into thereunder

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      0023760704

Filing Date:      8/23/00; expires 8/23/05
Collateral:       Specific equipment and debtor's rights and interest therein

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      0025161583
Filing Date:      9/6/00; expires 9/6/05
Collateral:       Specific equipment and debtor's rights and interest therein

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      0026560949
Filing Date:      9/20/00; expires 9/20/05
Collateral:       Specific equipment from Silicon Valley Mechanical and from
                  West Coast Compressor, and debtor's rights and interest therein

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      0027060109
Filing Date:      9/22/00; expires 9/22/05
Collateral:       Specific equipment from Bay Equipment Exchange and from
                  Fasiek, and debtor's rights and interest therein

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      0029160082
Filing Date:      10/11/00; expires 10/11/05
Collateral:       Specific equipment from CDW Computer Centers, Inc. and from
                  Flexible Technologies, Inc., and debtor's rights and interest therein

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      0029160136
Filing Date:      10/11/00; expires 10/11/05
Collateral:       Specific equipment from Comtel Systems Technology, Inc., and debtor's rights and interest therein

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      0029960429
Filing Date:      10/19/00; expires 10/19/05
Collateral:       Specific equipment from Access Communications, and debtor's rights and interest therein

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      0030961617
Filing Date:      10/31/00; expires 10/31/05
Collateral:       Specific equipment from Tenant Improvement Construction, Inc., and debtor's rights and interest therein

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      0034360583
Filing Date:      12/5/00; expires 12/5/05
Collateral:       Specific equipment from Tenant Improvement Construction, Inc.
                  and from Statico, and debtor's rights and interest therein

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      0100660054
Filing Date:      12/29/00; expires 12/29/05
Collateral:       Specific equipment from Equipment Services, LLC and from Agile
                  Software Corporation, and debtor's rights and interest therein

Secured Party:    Banc of America Leasing & Capital, LLC
File Number.      0100660075
Filing Date:      12/29/00; expires 12/29/05
Collateral:       Specific equipment from RDM Industrial Products, Inc. and from
                  Dell Receivables, L.P., and debtor's rights and interest therein

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      0100660094
Filing Date:      12/29/00; expires 12/29/05
Collateral:       Specific equipment from T&S Electric Inc., Heller Industries, and from CDW Computer Centers, Inc., and debtor's rights and interest therein

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      0101760379
Filing Date:      1/12/01; expires 1/12/06
Collateral:       Specific equipment from Technomatix and from Test Equity, and debtor's rights and interest therein

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      0105460723
Filing Date:      2/20/01; expires 2/21/06
Collateral:       Specific equipment from Panasonic Factory Automation Company, from Agilent Technologies, Test Equity Inc., Seika Machinery,
                  Inc., Silicon Valley Shelving Source One, CDW, Technomatix
                  Unicam Inc., COMTEL, Realm Communications and from Aegis
                  Industrial Software Corp., and debtor's rights and interest therein

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      0105960678
Filing Date:      2/27/01; expires 2/27/06
Collateral:       Specific equipment from Fuji America Corporation, and debtor's rights and interest therein

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      0108060727
Filing Date:      3/20/01; expires 3/20/06
Collateral:       Specific equipment from Aegis Industrial Software Corp.,
                  Pacific Test Equipment, Source One, and from Venture Computer
                  Systems, and debtor's rights and interest therein

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      0110260246
Filing Date:      4/9/01; expires 4/10/06
Collateral:       Specific equipment from Teradyne and Pacific Test Equipment, and debtor's rights and interest therein

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      0111460369
Filing Date:      4/23/01; expires 4/24/06
Collateral:       Specific equipment from Access Communications, Silicon Valley
                  Shelving, Metric Equipment, Thermotron and CR Technology, and debtor's rights and interest therein

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      0113160467
Filing Date:      5/9/01; expires 5/9/06
Collateral:       Specific equipment from Tecnomatix Unicam Inc., Test Equity
                  Inc. and HEPCO, and debtor's rights and interest therein

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      0116960695
Filing Date:      6/15/01; expires 6/15/06
Collateral:       Specific equipment from Praxair Distribution Inc., Skyline
                  Computer Corporation and Computer Associates, and debtor's rights and interest therein

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      0118460802
Filing Date:      6/29/01; expires 6/29/06
Collateral:       Specific equipment from Manco Systems and Amherst Fiber
                  Optics, and debtor's rights and interest therein

Secured Party:    IBM Credit Corporation
File Number:      0120761402
Filing Date:      7/26/01; expires 7/26/06
Collateral:       Blanket, including inventory, equipment, accounts, contract rights, general intangibles, commercial tort claims,
                  intellectual property, investment property, etc.
Amended on:       10/31/01 to restate collateral description and on 11/20/01 to change name or address of Debtor.

[_]  California Secretary of State, No State or Federal Tax Liens as of
     ------------------------------------------------------------------
     March 21, 2002
     --------------

[_]  California Secretary of State, No Judgment Liens as of March 21, 2002
     ---------------------------------------------------------------------

[_]  Minnesota Secretary of State, UCC Lien Search as of April 1, 2002
     -----------------------------------------------------------------

Secured Party:    U.S. Bank National Association (fka First Bank National
                  Association)
File Number:      1670305
Filing Date:      5/2/94
Collateral:       Blanket
Continued on:     1/29/99
Partial release:  filed on 11/14/00 of 4 specific items of machinery and equipment
Amended on:       7/11/01 to restate collateral description and three times on
                  8/22/01 to change the name and/or address of the debtor and secured party and to restate collateral description.

Secured Party:    U.S. Bank National Association (fka First Bank National
                  Association)
File Number:      1741447
Filing Date:      2/28/95
Collateral:       Blanket
Continued on:     1/6/00
Partial release:  filed on 11/14/00 of 4 specific items of machinery and equipment
Amended on:       12/1/95 to restate collateral description, on 1/6/00 to change the name and/or address of the secured party name, on 7/11/01 to restate collateral description, and three times on 8/22/01 to change the name and/or address of the debtor and the secured party and to restate collateral description.

Secured Party:    CIT Group/Capital Equipment Financing, Inc.
Assignor:         Copelco Capital, Inc.
File Number:      1934772
Filing Date:      4/21/97
Assigned on:      3/20/98
Collateral:       Lease of specific equipment/machinery

Secured Party:    NBD Equipment Finance, Inc.
File Number:      1936755

Filing Date:      4/28/97
Collateral:       Lease of specific machine/tools

Secured Party:    U.S. Bank National Association (fka First Bank National
                  Association)
File Number:      1938163
Filing Date:      5/2/97
Collateral:       Fixtures, equipment machinery and personal property used or usable in connection with the development, construction
                  maintenance or operation of the Premises (located in Lots 1 &
                  2, Block 1, Rochester Technology Park, Rochester, Olmstead
                  County, MN) and improvements thereon; rents, issues income and profits accruing from the use or sale of the Premises; soil tests, appraisals, plans and specifications and engineering reports relating to the Premises; management and leasing
                  agreements relating to the Premises, any and all present and future accounts, chattel paper, documents, instruments, money and deposit accounts, contract rights, tradenames and general intangibles wherever located; architect's and engineer's
                  agreements construction contracts, and subcontracts relating to the construction or design of the improvements on the
                  Premises; all permits, licenses and certificates relating to the Premises; and proceeds of the foregoing
Continued on:     2/5/02
Partial release:  filed on 11/14/00 of 4 specific items of machinery and equipment
Amended on:       6/8/98 to restate legal description of Premises as shown above and for name change of Secured Party

Secured Party:    First Bank National Association
File Number:      1940056
Filing Date:      5/8/97
Collateral:       Securities Account No. 33355907 maintained with First Trust
                  National Association (Intermediary), and all investment
                  property now on deposit, or hereafter deposited into, either of said accounts, including but not limited to, all
                  securities, securities entitlements, financial assets, and other property of every kind and description deposited into either of said accounts, now or in the future, together with all substitutions, replacements, and proceeds from the sale thereof.
Continued on:     2/5/02
Amended on:       2/5/02 to change name of Secured Party.

Secured Party:    Herc-U-Lift, Inc.
File Number:      1962673
Filing Date:      8/4/97
Collateral:       Specific machinery/equipment

Secured Party:    CIT Group/Capital Equipment Financing, Inc.
Assignor:         Copelco Capital, Inc.
File Number:      1975708
Filing Date:      9/25/97
Assigned on:      3/20/98
Collateral:       Lease of specific equipment

Secured Party:    CIT Group/Capital Equipment Financing, Inc.
Assignor:         Copelco Capital, Inc.
File Number:      1975709
Filing Date:      9/25/97
Assigned on:      3/20/98
Collateral:       Lease of specific equipment

Secured Party:    Herc-U-Lift
File Number:      1981794
Filing Date:      10/20/97
Collateral:       Specific equipment

Secured Party:    NBD Equipment Finance, Inc.
File Number:      1983263
Filing Date:      10/24/97
Collateral:       Lease of specific machine tool equipment

Secured Party:    CIT Group/Capital Equipment Financing, Inc.
Assignor:         Copelco Capital, Inc.
File Number:      1985996
Filing Date:      11/4/97
Assigned on:      3/20/98
Collateral:       Lease of specific equipment

Secured Party:    Copelco Capital, Inc.
File Number:      1994946
Filing Date:      12/9/97
Collateral:       Lease of specific equipment/machinery

Secured Party:    Copelco Capital, Inc.
File Number:      2006399
Filing Date:      1/23/98
Collateral:       Lease of specific equipment/machinery

Secured Party:    IBM Credit Corporation
File Number:      2011313
Filing Date:      2/11/98
Collateral:       Lease of specific IBM equipment

Secured Party:    Copelco Capital, Inc.
File Number:      2012470
Filing Date:      2/17/98
Collateral:       Lease of specific equipment

Secured Party:    Imation Corp.
File Number:      2020182
Filing Date:      3/16/98
Collateral:       Specific port drive and circuit board equipment

Secured Party:    Copelco Capital, Inc.
File Number:      2024687
Filing Date:      4/1/98
Collateral:       Lease of specific equipment

Secured Party:    Copelco Capital, Inc.
File Number:      2030956
Filing Date:      4/22/98
Collateral:       Lease of specific equipment

Secured Party:    Copelco Capital, Inc.
File Number:      2040386
Filing Date:      5/27/98
Collateral:       Lease of specific equipment

Secured Party:    U.S. Bank National Association
File Number:      2042532
Filing Date:      6/4/98

Collateral:       Securities Account No. 3336610 maintained with First Trust
                  National Association (Intermediary), and all investment property now on deposit, or hereafter deposited into, either of said accounts, including but not limited to, all securities, securities entitlements, financial assets, and other property of every kind and description deposited into either of said accounts, now or in the future, together with all substitutions, replacements, and proceeds from the sale thereof.

Secured Party:    Copelco Capital, Inc.
File Number:      2067818
Filing Date:      9/11/98
Collateral:       Lease of specific equipment

Secured Party:    Copelco Capital, Inc.
File Number:      2073652
Filing Date:      10/6/98
Collateral:       Lease of specific equipment

Secured Party:    Copelco, Capital, Inc.
File Number:      2073653
Filing Date:      10/6/98
Collateral:       Lease of specific equipment

Secured Party:    Copelco Capital, Inc.
File Number:      2083144
Filing Date:      11/12/98
Collateral:       Lease of specific equipment

Secured Party:    Copelco Capital, Inc.
File Number:      2102358
Filing Date:      1/29/99
Collateral:       Lease of specific equipment

Secured Party:    U.S. Bank National Association, as Administrative Bank
File Number:      2138605
Filing Date:      6/11/99
Collateral:       Blanket
Partial release:  filed on 11/14/00 of 4 specific items of machinery and equipment
Amended on:       7/11/01 to restate collateral description and twice on 8/22/01 to change the name and/or address of the debtor and to restate the collateral description.

Secured Party:    Pioneer-Standard Electronics, Inc.
File Number:      2169305
Filing Date:      10/12/99
Collateral:       Notice filing for specific "electronic merchandise" located on
                  Debtor's premises that is under consignment.

Secured Party:    Copelco Capital, Inc.
File Number:      2173017
Filing Date:      10/26/99
Collateral:       Lease of specific equipment

Secured Party:    NationsBanc Leasing Corporation
File Number:      2174137
Filing Date:      10/29/99
Collateral:       Specific equipment from specific vendors

Secured Party:    Seiko Instruments USA Inc.
File Number:      2174883
Filing Date:      11/2/99
Collateral:       Seiko Robots and all attachments thereto and proceeds
                  therefrom

Secured Party:    CIT Group/Equipment Financing, Inc.
File Number:      2207674
Filing Date:      3/7/00
Collateral:       Lease of specific equipment

Secured Party:    Copelco Capital, Inc.
File Number:      2221950
Filing Date:      4/24/00
Collateral:       Lease of specific equipment
Amended on:       5/18/00 to change description of a specific item of equipment

Secured Party:    IBM Credit Corporation
File Number:      2232166
Filing Date:      5/30/00
Collateral:       Blanket, including inventory, equipment, accounts, contract rights, general intangibles, commercial tort claims,
                  intellectual property, investment property, etc.
Partial release:  filed on 11/14/00 of 4 specific items of machinery and equipment
Amended on:       8/9/01 to restate collateral description and on 10/5/01 to restate collateral description.

Secured Party:    IBM Credit Corporation
File Number:      2234529
Filing Date:      6/7/00
Collateral:       Lease of specific equipment

Secured Party:    Copelco Capital, Inc.
File Number:      2235647
Filing Date:      6/12/00
Collateral:       Lease of specific equipment

Secured Party:    Copelco Capital, Inc.
File Number:      2246668
Filing Date:      7/26/00
Collateral:       Lease of specific equipment

Secured Party:    General Electric Capital Corporation
File Number:      2264700
Filing Date:      10/9/00
Collateral:       Specific equipment
Amended:          several times on 10/31/00 to add collateral to the financing statement.

Secured Party:    Copelco Capital, Inc.
File Number:      2269867
Filing Date:      10/26/00
Collateral:       Lease of specific equipment

Secured Party:    General Electric Capital Corporation
File Number:      2278628
Filing Date:      11/29/00
Collateral:       Lease of specific equipment

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      2286393
Filing Date:      12/29/00
Collateral:       Lease of various equipment, inventory, or other goods or
                  fixtures (the "Units") from time to time subject to Lease
                  Agreement No. 06325-00600 dated 8/12/99 between Debtor and
                  Secured Party and attachments to, replacements for, and products of the Units; all chattel paper arising therefrom, insurance, warranty and other claims against third parties with respect thereto, all software and other intellectual property rights useful in connection therewith, all proceeds, and all books and records regarding the foregoing

Secured Party:    ABB Flexible Automation
File Number:      2307536
Filing Date:      3/15/01
Collateral:       Industrial Robot

Secured Party:    PNC Bank, National Association
File Number:      2332498
Filing Date:      5/8/01
Collateral:       All rights and interest in the cash collateral account titled
                  Pemstar Inc. Pledged Collateral Account f/b/o/ PNC Bank, N.A.

Secured Party:    U.S. Bancorp Leasing & Financial
File Number:      2322859
Filing Date:      6/14/01
Collateral:       Lease of specific equipment

Secured Party:    U.S. Bancorp Leasing & Financial
File Number:      2344073
Filing Date:      6/20/01
Collateral:       All manufacturing equipment leased to the debtor by the
                  secured party

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      20011005038
Filing Date:      6/29/01
Collateral:       Specific equipment

Secured Party:    U.S. Bank National Association
File Number:      20011102080
Filing Date:      7/11/01
Collateral:       Accounts listed on Schedule 1 to the Intercreditor Agreement dated June 29, 2001, certain inventory, etc.

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      20011159252
Filing Date:      7/16/01
Collateral:       Specific equipment

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      20011159263
Filing Date:      7/16/01
Collateral:       Specific equipment

Secured Party:    Arrow Electronics, Inc.
File Number:      20011168516
Filing Date:      7/20/01

Collateral:       Products stored in the in-plant Store Facility and those
                  products sold by secured party to debtor pursuant to a certain
                  In-Plan Agreement dated May 1, 2001.

Secured Party:    U.S. Bancorp Leasing & Financial
File Number:      20011172548
Filing Date:      7/20/01
Collateral:       Certain equipment and inventory

Secured Party:    Arrow Electronics, Inc.
File Number:      20011022997
Filing Date:      7/25/01
Collateral:       Products stored in the in-plant Store Facility and those
                  products sold by secured party to debtor pursuant to a certain
                  In-Plan Agreement dated May 14, 2001.

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      20011266951
Filing Date:      8/7/01
Collateral:       Specific equipment

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      20011548446
Filing Date:      9/13/01
Collateral:       Specific equipment

Secured Party:    ABB, Inc.
File Number:      20011757935
Filing Date:      10/4/01
Collateral:       Industrial Robot

Secured Party:    GE Capital
File Number:      20011835378
Filing Date:      10/15/01
Collateral:       Specific equipment

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      20011879185
Filing Date:      10/16/01
Collateral:       Specific equipment

Secured Party:    Wells Fargo Equipment Finance Inc. and Jules and Associates
                  Inc.
File Number:      20011931915
Filing Date:      10/23/01
Collateral:       Specific leased equipment

Secured Party:    TCF Leasing Inc. and Jules and Associates Inc.
File Number:      20011931904
Filing Date:      10/23/01
Collateral:       Specific leased equipment

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      20012057615
Filing Date:      11/5/01
Collateral:       Specific equipment

Secured Party:    Banc of America Leasing & Capital, LLC
File Number:      20012084508
Filing Date:      11/7/01
Collateral:       Specific equipment

Secured Party:    U.S. Bancorp Equipment Finance Inc.
File Number:      20012208102
Filing Date:      11/20/01
Collateral:       Specific machinery and equipment

Secured Party:    U.S. Bancorp Equipment Finance Inc.
File Number:      20012266920
Filing Date:      11/28/01
Collateral:       Specific equipment

Secured Party:    U.S. Bancorp Equipment Finance Inc.
File Number:      20022605257
Filing Date:      1/2/02
Collateral:       Specific equipment

Secured Party:    U.S. Bancorp Equipment Finance Inc.
File Number:      20022605268
Filing Date:      1/2/02
Collateral:       Specific equipment

Secured Party:    LaSalle National Leasing Corporation
File Number:      20022706241
Filing Date:      1/9/02
Collateral:       Specific equipment and all rights title and interest under certain purchase orders

Secured Party:    California First Leasing Corporation
File Number:      20022768919
Filing Date:      1/16/02
Collateral:       Specific leased equipment

Secured Party:    FNF Capital Inc.
File Number:      20023394165
Filing Date:      3/14/02
Collateral:       Specific leased equipment

Secured Party:    City of Rochester MN
File Number:      20023538336
Filing Date:      3/27/02
Collateral:       Specific equipment

Secured Party:    FNF Capital Inc.
File Number:      20023557200
Filing Date:      3/29/02
Collateral:       Specific leased equipment

[_]  Minnesota Secretary of State, No State or Federal Tax Liens as of April 1,
     --------------------------------------------------------------------------
     2002
     ----

[_]  Olmsted County, Minnesota, UCC Lien Search as of April 1, 2002
     --------------------------------------------------------------

Secured Party:    U.S. Bank National Association (fka First Bank National
                  Association)
File Number:      187775
Filing Date:      1/6/95
Collateral:       Blanket
Continued on:     12/7/99
Amended on:       12/7/99 to change name of Secured Party.
Partial Release:  on 11/14/00 of specific equipment.

Secured Party:    U.S. Bank National Association (fka First Bank National
                  Association)
File Number:      188189
Filing Date:      3/2/95
Collateral:       Blanket
Continued on:     1/21/00
Amended on:       1/21/00 to change name of Secured Party.
Partial Release:  on 11/14/00 of specific equipment.

Secured Party:    U.S. Bank National Association
File Number:      194336
Filing Date:      6/4/97
Collateral:       Blanket
Partial Release:  on 11/14/00 of specific equipment.

Secured Party:    U.S. Bank National Association
File Number:      203216
Filing Date:      5/8/01
Collateral:       All rights and interest in the cash collateral account titled
                  Pemstar Inc. Pledged Collateral Account f/b/o/ PNC Bank, N.A.

[_]  North Dakota Secretary of State, No UCC Liens as of April 2, 2002
     -----------------------------------------------------------------

[_]  North Dakota Secretary of State, No Fixture/Mineral/Timber Liens as of
     ----------------------------------------------------------------------
     April 2, 2002
     -------------

[_]  North Dakota Secretary of State, No State or Federal Tax Liens as of
     --------------------------------------------------------------------
     April 2, 2002
     -------------

[_]  North Dakota Secretary of State, No Judgment Liens as of April 2, 2002
     ----------------------------------------------------------------------

[_]  Massachusetts Secretary of State, Lien Search as of April 2, 2002
     -----------------------------------------------------------------

Secured Party:    PNC Bank National Association
File Number:      501545
Filing Date:      10/3/97
Collateral:       Specific equipment: All Equipment described on Exhibit "A" -
                  Schedule "A" to Equipment Lease between Matco Electronics
                  Group, Inc. and U.S. Assemblies New England, Inc.
Other Debtors:    Matco Electronics Group, Inc. and U.S. Assemblies of New
                  England, Inc.
Amended on:       5/9/01 and 5/21/01 to add Pemstar Inc. as the third debtor to the financing statement.

Secured Party:    PNC Bank, National Association
File Number:      200102113800
Filing Date:      5/8/01
Collateral:       Specific equipment: All Equipment described on Exhibit "A" -
                  Schedule "A" to Equipment Lease between Matco Electronics
                  Group, Inc. and U.S. Assemblies New England, Inc.

Secured Party:    US Bank National Association, as Administrative Bank
File Number:      200103313920
Filing Date:      6/19/01

Collateral:       Blanket, including accounts, chattel paper, controlled
                  property, equipment, fixtures, general intangibles, instruments, insurance proceeds, inventory, etc.

Secured Party:    IBM Credit Corporation
File Number:      200104155420
Filing Date:      7/26/01
Collateral:       Blanket, including inventory, equipment, accounts, contract rights, general intangibles, commercial tort claims,
                  intellectual property, investment property, etc.
Amended on:       10/31/01 to restate collateral description and to change name or address of Debtor.

[_]  Massachusetts Secretary of State, No State Tax Liens as of April 2, 2002
     ------------------------------------------------------------------------

     UCC Financing Statements of record against: Turtle Mountain Corporation

[_]  North Dakota Secretary of State UCC Lien Search as of April 2, 2002
     -------------------------------------------------------------------

Secured Party:    IBM Credit Corporation
File Number:      00-000959714
Filing Date:      8/11/00
Collateral:       Blanket, including inventory, equipment, accounts, contract rights, general intangibles, commercial tort claims,
                  intellectual property, investment property, etc.
Amended on:       10/23/01 to restate collateral description.

Secured Party:    US Bancorp Equipment Finance Inc.
File Number:      01-001055339
Filing Date:      11/27/01
Collateral:       Specific equipment, together with all replacements, parts, repairs, additions, accessions and accessories incorporated therein or affixed or attached thereto, etc.

Secured Party:    US Bancorp Equipment Finance Inc.
File Number:      01-001059574
Filing Date:      12/18/01
Collateral:       Specific equipment, together with all replacements, parts, repairs, additions, accessions and accessories incorporated therein or affixed or attached thereto, etc.

Secured Party:    LaSalle National Leasing Corporation
File Number:      02-000003794
Filing Date:      1/10/02
Collateral:       All of Debtor's rights and interests in certain purchase
                  orders, certain pieces of equipment and all proceeds therefrom

[_]  North Dakota Secretary of State, No Fixture/Mineral/Timber Liens as of
     ----------------------------------------------------------------------
     April 2, 2002
     -------------

[_]  North Dakota Secretary of State, No State or Federal Tax Liens as of
     --------------------------------------------------------------------
     April 2, 2002
     -------------

[_]  North Dakota Secretary of State, No Judgment Liens as of April 2, 2002
     ----------------------------------------------------------------------

[_]  Minnesota Secretary of State, UCC Lien Search as of April 1, 2002
     -----------------------------------------------------------------

Secured Party:    IBM Credit Corporation
File Number:      2251051
Filing Date:      8/11/00
Collateral:       Blanket, including all inventory, equipment, accounts,
                  contract rights, chattel paper, instruments, general
                  intangibles, all rights in and to all mortgages, security
                  agreement, leases, and other contracts securing or relating to any of the foregoing, etc.
Amended on:       10/3/01

[_]  Minnesota  Secretary of State, No State or Federal Tax Liens as of April 1,
     ---------------------------------------------------------------------------
     2002
     ----

  UCC Financing Statements of record against: Pemstar Pacific Consultants Inc.

[_]  California Secretary of State, UCC Lien Search as of March 21, 2002
     -------------------------------------------------------------------

Secured Party:    MSC.Software Finance Program
File Number:      0200860337
Filing Date:      1/7/02
Collateral:       Software license and 3 years paid up maintenance

Secured Party:    IBM Credit Corporation
File Number:      0207760186
Filing Date:      3/15/02
Collateral:       Blanket, including inventory, equipment, accounts, contract rights, general intangibles, commercial tort claims, intellectual property, investment property, etc.

[_]  California Secretary of State, No State or Federal Tax Liens as of
     ------------------------------------------------------------------
     March 21, 2002
     --------------

[_]  California Secretary of State, No Judgment Liens as of March 21, 2002
     ---------------------------------------------------------------------

[_]  Minnesota Secretary of State, No UCC Liens as of April 8, 2002
     --------------------------------------------------------------

                                  Schedule 3(w)

                                 --------------

                          INTELLECTUAL PROPERTY RIGHTS

                                 --------------


On December 4, 2001, the Company instructed its Philippine trademark associate to discontinue prosecution of both pending PEMSTAR trademark applications there. The applications cover "Precision Automated Process Manufacturing and Test Equipment" and "Manufacture and Assembly of Precision Electromechanical, Mechanical and Electronic Assemblies to the Order and Specification of Others"; and "Engineering Services in the Area of Product Design, Development and Testing." The associate will not make the required declarations of actual filing needed to maintain the applications and the applications will be abandoned in due course.

In November of 2001, The Lemelson Medical Education & Research Foundation filed a Complaint in federal district court in Arizona asserting that the Company, inter alia, is infringing a number of patents relating to bar code and machine vision technology. (Lemelson v. Broadcom, et al. [Broadcom/Lemelson_v_Broadcom.htm] CIV 01 1440 PHX MS (D. Arizona)). The complaint has not been served on Pemstar. The Lemelson Foundation prefers to license the patents. The Lemelson Foundation has not actively pursued its claim against the Company, but has not withdrawn them. It has licensed over 800 companies under the patents and asserted the patents against about 400 other companies in litigation currently pending and also stayed in Arizona. The Lemelson Foundation has stipulated to a stay in the Broadcom case and the Judge (Judge Holland) has suggested the entire case be stayed. The action against the Company and most other defendants was stayed by Order of the Court.

                                  Schedule 3(z)

                                 --------------

                                 OTHER CONTRACTS

                                 --------------


A material breach of any of the following agreements by the other party(ies) to such agreement may result in a Material Adverse Effect:

1. U.S. Bank Loan and Security Agreement. Balance as of March 31, 2002, $211,509.00. In addition, this Loan and Security Agreement supports Letters of Credit totaling $8,907,717.00.

2.       IBM Revolving Credit Agreement. Balance as of March 31, 2002,
         $61,735,330.00.

                                  PRESS RELEASE

FOR IMMEDIATE RELEASE


      PEMSTAR Revises Estimates for Fourth Fiscal Quarter 2002 Results and
                Announces Private Placement of up to $50 Million

ROCHESTER, Minn. - May 3, 2002 - PEMSTAR Inc. (Nasdaq: PMTR), a leading provider of global engineering, manufacturing and fulfillment services to technology companies, today announced revised estimates for the fourth quarter ended March 31, 2002. Based on information currently available, the Company believes that fourth quarter revenue and earnings will come in below its previous expectations. For the fourth fiscal quarter the Company expects to report net sales of approximately $145 million and a GAAP basis net loss of between $8 and $12 million, which on a per share basis equates to a loss range of $0.22 to $0.33. On a cash basis, which excludes the impact of tax effected amortization expense, a per share loss of between $0.21 and $0.32 is expected. The estimated loss for the quarter includes the impact of certain inventory write-downs and accounts receivable write-offs. The estimated loss excludes potential additional non-cash charges for write-offs of goodwill associated with acquisitions as well as impairment of certain tax assets. As the Company has yet to complete the audit process, it has not determined the amount, if any, of these additional non-cash charges.

"While our quarterly results reflect the continued economic pressures facing virtually all companies in the electronics manufacturing services industry, PEMSTAR has worked hard to adjust to the current conditions through programs targeting improved productivity and efficiencies resulting in positive cash flow from operations in the fourth quarter," said Al Berning, PEMSTAR's chairman and chief executive officer. "Although flat end-market demand is still a factor in many of our business units, the good news is that PEMSTAR continues to see strong levels of new bid activity and is winning customers at a similar rate to prior periods with a variety of new customer wins in recent months, " said Berning. Xtera Communications, Tunable Photonics and Logitech all signed on with PEMSTAR for new business programs during the fourth quarter. Additional new customer wins will be announced in the first quarter.

New Financing

PEMSTAR also announced today that it has entered into a definitive agreement with two institutional investors for the private placement of up to $50 million of the Company's 6 1/2% convertible notes with attached warrants to purchase common stock. Forty million dollars of convertible notes will be funded in a series of installments over the next several months, subject to maintenance of a minimum conversion price. The remaining $10 million of convertible notes may be purchased at the option of investors at a fixed conversion price. The convertible notes may be converted into the Company's common stock at the option of the holder at a conversion price equal to a 20% premium over the volume weighted average price for the common stock over a

                                     (more)

PEMSTAR
May 3, 2002
Page 2


pricing period for each installment. The warrants will provide 30% warrant coverage for each installment of notes with an exercise price equal to the conversion price for the installment of notes. PEMSTAR will use the proceeds for general corporate purposes including growth initiatives, capital expenditures and potential acquisitions. The initial installment of the private placement is expected to fund next week. In addition to the private placement financing, as previously announced, PEMSTAR has reached agreements with its senior secured lenders to amend its existing credit facilities effective March 31, 2002. The Company's amended credit facilities have an aggregate maximum borrowing amount of $80 million.

The securities to be issued in the private placement have not currently been registered under the Securities Act of 1933, as amended, and may not yet be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or an applicable exemption from those registration requirements.

Outlook

PEMSTAR expects to provide first quarter and full-year fiscal 2003 earnings guidance when it reports fiscal 2002 fourth quarter results on May 8, 2002. The following statements are based on current expectations and current economic uncertainties make it difficult to project results going forward. At this time, however, PEMSTAR expects revenue in the fiscal first quarter of $145 to $150 million and expects full-year fiscal 2003 revenue of $665 to $700 million.

About PEMSTAR

PEMSTAR Inc. (www.pemstar.com) provides a comprehensive range of engineering, manufacturing and fulfillment services to customers on a global basis through facilities strategically located in the United States, Mexico, Asia, Europe and South America. The Company's service offerings support customers' needs from product development and design, through manufacturing to worldwide distribution and aftermarket support. PEMSTAR has over one million square feet in 18 facilities in 14 locations worldwide.


This press release may contain "forward-looking" statements. These forward-looking statements, including statements made by Mr. Berning, may contain statements of intent, belief or current expectations of PEMSTAR Inc. and its management. Such forward-looking statements are not guarantees of future results and involve risks and uncertainties that may cause actual results to differ materially from the potential results discussed in the forward-looking statements. In addition to factors discussed above, risks and uncertainties that may cause such differences for PEMSTAR include but are not limited to: a continued recession or decline in economic conditions ; changes in demand for electronics manufacturing services; changes in demand by major customers due to cancellations, reductions or delays of orders; shortages or price fluctuations in component parts; difficulties managing expansion and integrating acquired businesses; increased competition and other risk factors listed from time to time in PEMSTAR's Securities and Exchange Commission filings, including but not limited to Exhibit 99 of the PEMSTAR's Annual Report on Form 10K for the fiscal year ended March 31, 2001, and PEMSTAR's quarterly reports on form 10-Q filed with the SEC.

CONTACT:            At PEMSTAR:
                    William J. Kullback

PEMSTAR
May 3, 2002
Page 3


                    EVP & CFO
                    507/292-6941
                    bill.kullback@pemstar.com